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                                                                   EXHIBIT 10.05

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

                  AMENDMENT, dated as of May 14, 1998, by and between Office Centre Corporation, a Delaware corporation ("OCC"), and Robert J. Gillon, Jr. (the "Executive").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, OCC and the Executive are parties to that certain employment agreement, dated as of May 1, 1997, as subsequently amended and reformed (the "Original Agreement"); and

                  WHEREAS, the parties desire to amend the Original Agreement in accordance with the terms set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. SECTION 5(a). The first sentence in Section 5(a) to the Original Agreement is hereby deleted in its entirety and replaced with the following:

                           "Unless the Executive's employment under this
                  Agreement is otherwise terminated, the term of this Agreement shall commence on May 1, 1997 and shall expire on the date which is three years from the date of the IPO."

                  2. The Company hereby grants the Executive ten-year options to purchase 50,000 shares of Common Stock of the Company (after giving effect to any reverse stock split of the Company's shares). Such options shall vest ratably over a three year period and shall be exercisable at the IPO price per share.

                  3. Upon execution of this Amendment the Executive shall be entitled to receive a bonus from the Company in the amount of $250,000.

                  4. The Original Agreement, as hereby amended, shall remain in full force and effect.

                  5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.


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                  IN WITNESS WHEREOF, the parties have executed and delivered this instrument as of the date and year first above written.

                                     OFFICE CENTRE CORPORATION


                                     By: /s/Joseph E. Hajjar
                                        -------------------------
                                      Name:  Joseph E. Hajjar
                                      Title:

                                     /s/R.J. Gillon, Jr.
                                     -------------------------
                                     Robert J. Gillon, Jr.